UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

BV FINANCIAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36094	14-1920944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7114 North Point Blvd.
Baltimore, Maryland		21219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410 477-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BVFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K filed on July 28, 2023 (the “Original 8-K”) is being filed to correct the Original 8-K to state that the purpose of the Original 8-K was to provide the financial results for BV Financial, Inc. (the “Company”) for the three and six months ended June 30, 2023 and not to announce the completion of the Company’s community offering in connection with the conversion of Bay-Vanguard, M.H.C, Inc. from mutual to stock form, and places this disclosure under Item 2.02 – Results of Operation and Financial Condition, instead of Item 8.01 – Other Events. No changes have been made to the Company’s earnings release, dated July 26, 2023, that was Exhibit 99.1 to the Original 8-K and is furnished with this Amendment No. 1 as Exhibit 99.1.

Item 2.02 Results of Operation and Financial Condition

On July 26, 2023, the Company, the holding company for BayVanguard Bank, issued a press release reporting its financial results for the three and six months ended June 30, 2023.

A copy of the press release announcing the results is included as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired. Not applicable.

(b)
Pro Forma Financial Information. Not applicable.

(c)
Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit No. Description

99.1 Press release dated July 26, 2023.

104 Cover Page Interactive Data File (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BV FINANCIAL, INC.

Date:	August 4, 2023	By:	/s/ David M. Flair
David M. Flair Co-President and Chief Executive Officer